                                                                      EXHIBIT 32

                         MARISA CHRISTINA, INCORPORATED

                           SECTION 1350 CERTIFICATION

The following statement is provided by the undersigned to accompany the foregoing Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed pursuant to any provision of the Exchange Act of 1934 or any other securities law:

      Each of the undersigned certifies that the foregoing Report on Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Marisa Christina, Incorporated.

/s/   Michael H. Lerner                   /s/   S. E. Melvin Hecht
---------------------------------         --------------------------------------
Michael H. Lerner                         S. E. Melvin Hecht
Chairman, Chief Executive Officer         Vice Chairman, Chief Financial Officer
   and President                            and Treasurer
Marisa Christina, Incorporated            Marisa Christina, Incorporated

May 11, 2004



                                       17